                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                           FOURTH AMENDMENT AND WAIVER

            FOURTH AMENDMENT AND WAIVER, dated as of June 17, 2004 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of April 25, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among INTERSTATE BAKERIES CORPORATION, a Delaware corporation ("Holdings"), INTERSTATE BRANDS CORPORATION, a Delaware corporation ("Brands" or the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), THE BANK OF NOVA SCOTIA, BNP PARIBAS, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK INTERNATIONAL", NEW YORK BRANCH, and SUNTRUST BANK, each as a co-documentation agent, BANK OF AMERICA, N.A., as syndication agent, and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

            WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended and/or waived as set forth below;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            SECTION 2. Amendment to Section 1.1 of the Credit Agreement. Section
1.1 of the Credit Agreement is hereby amended by deleting clause (a)(iv) of the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following:

            (iv) other non-cash charges (excluding any non-cash charges representing an accrual of or reserve for cash charges to be paid in the future, but including (solely for the purpose of calculating Consolidated EBITDA for any four fiscal quarter period ended on or before May 29, 2004) charges incurred or deemed incurred during any fiscal quarter ended on or before May 29, 2004, representing a reserve for future workers' compensation claims in an aggregate amount not to exceed $40,000,000 (collectively, the "Workers' Compensation Charges")),

            SECTION 3. Waiver. The Administrative Agent and the Required Lenders hereby waive any Default or Event of Default that may have occurred as a result of any restatement of financial statements of Holdings necessary to reflect the appropriate timing of the Workers' Compensation Charges (any such restatement, a "Workers' Compensation Charges Restatement"), including any Default or Event of Default arising from (i) the failure of any financial statements delivered pursuant to Section 6.1 for any fiscal period affected by the Workers' Compensation Charges Restatement to satisfy the requirements of said Section,
(ii) any non-compliance with Section 7.1(a) or (b) for any fiscal quarter affected by the Workers' Compensation Charges Restatement to the extent resulting from the Workers' Compensation Charges or (iii) any representation or warranty pursuant to Section 5.2 or otherwise not being true and correct as a
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                                                                               2

result of such non-compliance with Section 7.1(a) or (b) or any such failure with respect to such financial statements.

            SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

            (a) The Administrative Agent (or its counsel) shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) Holdings, (ii) the Borrower and (iii) each of the Lenders constituting the Required Lenders;

            (b) The Borrower shall have paid the reasonable fees and expenses of counsel to the Administrative Agent for which invoices have been timely presented prior to the Effective Date; and

            (c) After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.

            SECTION 5. Representations and Warranties. Each of the representations and warranties made by each of Holdings and the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof as if made as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment and the amendments and waivers provided for herein.

            SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

      (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            SECTION 7. Expenses. Holdings and the Borrower agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

            SECTION 8. Affirmation of Guaranty and Credit Agreement. The Guarantors hereby consent to this Amendment and hereby confirm, reaffirm and restate that their obligations under or in respect of the Credit Agreement and the documents related thereto to which they are a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.

            SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                                                                               3

            SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                             INTERSTATE BAKERIES CORPORATION, as Guarantor

                             By: /s/ Paul E. Yarick
                                ---------------------------------------
                             Name:  Paul E. Yarick
                             Title: Sr. Vice President and Treasurer

                             INTERSTATE BRANDS CORPORATION, as Borrower

                             By: /s/ Paul E. Yarick
                                ---------------------------------------
                             Name:  Paul E. Yarick
                             Title: Sr. Vice President and Treasurer

                             JP MORGAN CHASE BANK, as Administrative Agent, an Issuing Lender and a Lender

                             By: /s/ BB Wuthrich
                                ---------------------------------------
                             Name:  BB Wuthrich
                             Title: Vice President

                             HARRIS TRUST & SAVINGS BANK, as an Issuing Lender and a Lender

                             By:
                                ---------------------------------------
                             Name:
                             Title:

                                    AGFIRST, FCB
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ John W. Burnside, Jr.
                                    --------------------------------------------
                                       Name:  John W. Burnside, Jr.
                                       Title:  Vice President

                                    AURUM CLO 2002-1 LTD.
                                    By:  Columbia Management Advisors, Inc.,
                                    As Investment Manager
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Thomas R. [illegible]
                                    --------------------------------------------
                                       Name:  Thomas R. [illegible]
                                       Title:  Vice President

                                    BANCO ESPIRITO SANTO, S.A.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Andrew M. Orsen
                                    --------------------------------------------
                                       Name:  Andrew M. Orsen
                                       Title:  Vice President

                                    By:  /s/ Terry R. Hall
                                    --------------------------------------------
                                       Name:  Terry R. Hall
                                       Title:  Senior Vice President

                                    BANK OF AMERICA, N.A.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ David L. Catherall
                                    --------------------------------------------
                                       Name:  David L. Catherall
                                       Title:  Vice President

                                    BNP PARIBAS
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Jo Ellen Bender
                                    --------------------------------------------
                                       Name:  Jo Ellen Bender
                                       Title:  Managing Director

                                    By:  /s/ Christine L. Howatt
                                    --------------------------------------------
                                       Name:  Christine L. Howatt
                                       Title:  Director

                                    CALYON, AS SUCCESSOR TO
                                    CREDIT LYONNAIS
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Guido Van Hauwermeiren
                                    --------------------------------------------
                                       Name:  Guido Van Hauwermeiren
                                       Title:  Managing Director

                                    By:  /s/ Lee E. Greve
                                    --------------------------------------------
                                       Name:  Lee E. Greve
                                       Title:  Managing Director

                                    Cobank, ACB
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ S. Richard Dill
                                    --------------------------------------------
                                       Name:  S. Richard Dill
                                       Title:  Vice President

                                    COMERICA BANK
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ [Name illegible]
                                    --------------------------------------------
                                       Name:  [Name illegible]
                                       Title:  CBO

                                    COOPERATIEVE CENTRALLE
                                    RAIFFEISEN-BOERENLEENBANK, B.A.,
                                    "RABOBANK INTERNATIONAL" NEW YORK BRANCH
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Eric Hurshman
                                    --------------------------------------------
                                       Name:  Eric Hurshman
                                       Title:  Executive Director

                                    By:  /s/ Brett Delfino
                                    --------------------------------------------
                                       Name:  Brett Delfino
                                       Title:  Executive Director

                                    FARM CREDIT SERVICES OF AMERICA, PCA
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Bruce Dean
                                    --------------------------------------------
                                       Name:  Bruce Dean
                                       Title:  Vice President Credit

                                    HARBOUR TOWN FUNDING LLC
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diana M. Himes
                                    --------------------------------------------
                                       Name:  Diana M. Himes
                                       Title:  Assistant Vice President

                                    NATIONAL BANK OF KUWAIT, S.A.K.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Muhannad Kamal
                                    --------------------------------------------
                                       Name:  Diana M. Himes t
                                       Title:  General Manager

                                    By:  /s/ Robert McNeill
                                    --------------------------------------------
                                       Name:  Robert McNeill
                                       Title:  Assistant General Manager

                                    STEIN ROE & FAR NHAM CLO I LTD
                                    By:  Columbia Management Advisors, Inc.,
                                    As Portfolio Manager
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ [Name Illegible]
                                    --------------------------------------------
                                       Name:  [Name Illegible]
                                       Title:  VA

                                    THE BANK OF NOVA SCOTIA
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ V. Gibson
                                    --------------------------------------------
                                       Name:  V. Gibson
                                       Title:

                                    PB CAPITAL
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Lisa Moraglia
                                    --------------------------------------------
                                       Name:  Lisa Moraglia
                                       Title:  Assistant President

                                    By:  /s/ Christopher J. Ruzzi
                                    --------------------------------------------
                                       Name:  Christopher J. Ruzzi
                                       Title:  Vice President

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR AVERY POINT CLO, LTD., AS
                                    TERM LENDER
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATAY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR CASTLE HILL I - INGOTS, LTD.,
                                    AS TERM LENDER
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR CASTLE HILL II - INGOTS,
                                    LTD.,AS TERM LENDER
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR CASTLE HILL III CLO,
                                    LIMITED, AS TERM LENDER
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR PROPECT FUNDING I, LLC AS
                                    TERM LENDER
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR PROPECT FUNDING II, LLC AS
                                    TERM LENDER
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR RACE POINT CLO, LIMITED as
                                    term lender
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SANKATY ADVISORS, LLC AS COLLATERAL
                                    MANAGER FOR RACE POINT II CLO, LIMITED,
                                    as term lender
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diane J. Exter
                                    --------------------------------------------
                                       Name:  Diane J. Exter
                                       Title:  Managing Director
                                       Portfolio Manager

                                    SMOKY RIVER DCO, L.P.,
                                    By:  RBC Leveraged Capital as Portfolio
                                    Advisor
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Melissa Marano
                                    --------------------------------------------
                                       Name:  Melissa Marano

                                       Title:  Authorized Signatory

                                    SRF 2000, INC.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diana M. Himes
                                    --------------------------------------------
                                       Name:  Diana M. Himes
                                       Title:  Assistant Vice President

                                    SRF TRADING, INC.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Diana M. Himes
                                    --------------------------------------------
                                       Name:  Diana M. Himes
                                       Title:  Assistant Vice President

                                    TORONTO DOMINION (NEW YORK), INC.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Stacey Malek
                                    --------------------------------------------
                                       Name:  Stacey Malek
                                       Title:  Vice President

                                    UMB BANK, N.A.
                                    --------------------------------------------
                                    (Name of Lender)

                                    By:  /s/ Thomas S. Terry
                                    --------------------------------------------
                                       Name:  Thomas S. Terry
                                       Title:  Senior Vice President